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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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PFSweb, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PFSweb, Inc.
500 North Central Expressway
Suite 500
Plano, Texas 75074

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”), which will be held at the Stonebriar Country Club, Frisco, Texas, on Friday, June 10, 2005 at 10:00 a.m. (local time).

     At the Annual Meeting, stockholders will be asked to (i) elect three directors, (ii) approve amendments to the Company’s stock option plan and stock purchase plan and (iii) ratify the appointment of KPMG LLP as the Company’s independent auditors. Information about these matters are contained in the attached Proxy Statement.

     The Company’s management would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS MOST IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date and return the enclosed proxy card, which will indicate your vote upon the matter to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

     I sincerely hope you will be able to attend the Annual Meeting, and I look forward to seeing you on June 10, 2005.

Sincerely,

/s/ Mark C. Layton

Mark C. Layton
Chairman, President and Chief Executive Officer

April 28, 2005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ITEM NO. 1 NOMINEES FOR THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
ITEM 2 APPROVAL OF AMENDMENTS TO THE 1999 EMPLOYEE STOCK OPTION PLAN
ITEM 3 APPROVAL OF AMENDMENTS TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN
ITEM 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
GENERAL INFORMATION
OTHER MATTERS
APPENDIX A
APPENDIX B

PFSweb, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 10, 2005

     The Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) will be held on Friday, June 10, 2005 at 10:00 a.m. at the Stonebriar Country Club, Frisco, Texas, for the following purposes:

1.	To elect one Class II Director and two Class III directors;

2.	To approve amendments to the Company’s 1999 Employee Stock Option Plan, including an increase in the number of shares reserved for issuance thereunder by 2,500,000 shares;

3.	To approve amendments to the Company’s Employee Stock Purchase Plan, including an increase in the number of shares reserved for issuance thereunder by 2,000,000 shares;

4.	To ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 15, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting.

     Please sign, date and mail the enclosed proxy in the enclosed envelope promptly, so that your shares of stock may be represented at the meeting.

By Order of the Board of Directors

/s/ Harvey H. Achatz

Harvey H. Achatz Secretary

Plano, Texas
April 28, 2005

PFSweb, Inc.
500 North Central Expressway, Suite 500
Plano, Texas 75074
(972) 881-2900

PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of PFSweb, Inc., a Delaware corporation (“PFSweb” or the “Company”), in connection with the solicitation of proxies for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is to be held at the Stonebriar Country Club, Frisco, Texas, on Friday, June 10, 2005, at 10:00 a.m. and at any and all adjournments thereof.

     This solicitation is being made on behalf of the Board of Directors of the Company. This Proxy Statement, Notice of Annual Meeting of Stockholders, the enclosed proxy card and the Company’s 2004 Annual Report on Form 10-K will first be mailed to stockholders on or about May 5, 2005.

     The shares represented by a proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the stockholder will be voted (i) FOR each of the nominees of the Board of Directors (Item No. 1), (ii) FOR the approval of the amendments to the 1999 Employee Stock Option Plan (Item No. 2), (iii) FOR the approval of the amendments to the 2000 Employee Stock Purchase Plan (Item No. 3) and (iv) FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005 (Item No. 4).

     Any proxy given by a stockholder may be revoked at any time before its exercise by sending a subsequently dated proxy or by giving written notice of revocation, in each case, to the Company’s Secretary, at the Company’s principal executive offices at the address set forth above. Stockholders who attend the Annual Meeting in person may withdraw their proxies at any time before their shares are voted by voting their shares in person.

     Stockholders of record at the close of business on April 15, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the issued and outstanding voting securities of the Company consisted of 22,394,142 shares of common stock, excluding 86,300 shares of common stock in treasury, par value $.001 per share (the “Common Stock”), each of which is entitled to one vote on all matters that may properly come before the Annual Meeting or any adjournment thereof. The closing sale price of the Common Stock as reported on the NASDAQ Small Cap Market on the Record Date was $2.30 per share.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting who will determine whether a quorum, a majority of the shares entitled to be voted, is present. Abstentions will be treated as shares present and entitled to vote for purposes of determining whether a quorum is present, but not voted for purposes of the election of directors. If a proxy returned by a broker indicates that the broker does not have discretionary authority to vote some or all of the shares covered thereby with respect to the election of directors, and does not otherwise authorize the voting of such shares, such shares, or “non-votes,” will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered to be present and entitled to vote with respect to the election of directors. Assuming a quorum is present, the favorable vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be necessary for a nominee to be elected as a director; abstentions and non-votes will thus have no effect on the election of directors. Shares cannot be voted for more than three nominees; there is no right to cumulative voting.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the amendments to the 1999 Employee Stock Option Plan and the 2000 Employee Stock Purchase Plan and to ratify the independent auditors. Abstentions and shares not voted by stockholders of record present or represented at the Annual Meeting and entitled to vote, will have the same effect as a vote cast against approval of the amendments and ratification of the independent auditors. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners, and shares for which authority to vote is withheld, will have no effect on approval of the amendments and ratification of the independent auditors.

ITEM NO. 1
NOMINEES FOR THE BOARD OF DIRECTORS

     The Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of the current Class I directors expires at the 2006 Annual Meeting; the term of the current Class II directors expires at the 2007 Annual Meeting; and the term of the current Class III directors expires at the Annual Meeting. The Board presently consists of five members, two Class I directors and three Class III directors. The nominees for the Board of Directors are Mark Layton and Timothy Murray to serve as Class III directors and Dr. Neil W. Jacobs to serve as a Class II director, all of whom have been nominated and recommended by the Board of Directors. If elected, Messrs. Layton and Murray are expected to serve until the Company’s 2008 annual meeting and until their respective successors are elected and qualified and Dr. Jacobs is expected to serve until the Company’s 2007 annual meeting and his successor is elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of these nominees unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominees will not serve if elected, but if any one or more of them should become unavailable to serve as a director, and if the Board designates a substitute nominee or nominees, the person named as proxies will vote for the substitute nominee(s) designated by the Board.

     The following information, which has been provided by the individuals named, sets forth for each member of the Board of Directors, such person’s name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company.

Class I Directors

     David I. Beatson, age 57, has served as a non-employee Director since November 2000. Mr. Beatson is Principal and Founder of Ascent Advisors, LLC, a consulting practice directed at strategic positioning and corporate business development plans and strategy. Mr. Beatson is a recognized leader in the field of transportation, logistics and supply chain management having served as Chairman and CEO of several leading companies in this industry. From July 2003 to April 2005, Mr. Beatson served as Regional CEO North America and Member of the Executive Board of Panalpina, Inc., a leading provider of intercontinental airfreight and seafreight forwarding and transportation, specializing in global integrated logistics and comprehensive supply chain management solutions. From June 2000 to July 2001, Mr. Beatson served as president, CEO and chairman of Supply Links, Inc., an Internet-based B2B global supply chain network that links customers to multiple transportation modes and service providers through a single platform. From July 1998 to June 2000, Mr. Beatson served as chairman, president and CEO of Circle International Group, Inc., a global transportation and logistics company. From 1991 to June 1994, Mr. Beatson served as vice-president of sales and marketing and then from June 1994 until July 1998 as president and CEO of Emery Worldwide, a global transportation and logistics company. Prior to 1991, Mr. Beatson held several management positions in the logistics and transportation industry, including American Airlines and CF Airfreight. Mr. Beatson also currently serves as an industry representative member of the Executive Advisory Committee to the National Industrial Transportation League, to which the Air Freight Association elected him in 1995. He also serves on several industry boards including the Council of Logistics Management.

     James F. Reilly, age 46, has served as a non-employee Director of the Company since its inception. Mr. Reilly has been an investment banker since 1983 and is currently a Managing Director and Head of West Coast Investment Banking of Needham & Company, Inc., a nationally recognized investment banking and asset management firm focused primarily on serving emerging growth industries and their investors, a position he assumed in January 2004. Previously he was a Managing Director of J.P. Morgan Securities, Inc., an investment banking firm, and a Managing Director in the Technology Group of Warburg Dillon Read, the global investment banking division of UBS AG. From 1983 to 1999, Mr. Reilly was associated with Warburg Dillon Read or one of its predecessor companies and specialized in corporate finance advisory work for a broad range of technology companies.

Nominee for Class II Director

     Dr. Neil W. Jacobs, age 70, has served as a non-employee Director of the Company since July 2000. Dr. Jacobs is a professor of computer information systems and management at Northern Arizona University (“NAU”) and a technology industry veteran. Dr. Jacobs’ academic area of expertise includes strategic management issues and the role information technology plays in support of strategy and operations. From 1996 to 1999, Dr. Jacobs served as associate dean of the College of Business Administration at NAU. Prior to his academic career, he served as an officer in the United States Air Force and held management positions in manufacturing and information technology at IBM and Memorex.

Nominees for Class III Directors

     Mark C. Layton, age 45, has served as Chairman of the Board, President and Chief Executive Officer of PFSweb since its inception. Mr. Layton previously held the following positions with Daisytek International Corporation (“Daisytek”), a leading global distributor of consumable computer supplies and office products and the former parent corporation of the Company: Chairman of the Board from September 1999 to October 2000; President, Chief Executive Officer and Chief Operating Officer from April 1997 to February 2000; Director from 1988 to October 2000; President, Chief Operating Officer and Chief Financial Officer from 1993 to April 1997; Executive Vice President from 1990 to 1993; and Vice President — Operations from 1988 to 1990. Prior to joining Daisytek, Mr. Layton served as a management consultant with Arthur Andersen & Co., S.C. for six years through 1988 specializing in wholesale and retail distribution and technology. Mr. Layton is also a director of PC Mall, Inc. a direct marketer of computer products.

     Timothy M. Murray, age 52, has served as a non-employee Director of the Company since its inception. Mr. Murray is a partner of Chicago Growth Partners (a private equity firm) and is a managing director of several private equity funds related to William Blair Capital Partners (a private equity firm). From 1979 to 2004, Mr. Murray was employed at William Blair & Company (an investment banking firm) and was a Principal of that firm from 1984 to 2004. Mr. Murray is a director of several privately held corporations.

Executive Officers and Officers

     In addition to the individuals named above, the following are the names, ages and positions of the other executive officers and officers of the Company:

Executive Officers

     Steven S. Graham, age 53, has served as Executive Vice President and Chief Technology Officer of the Company since its inception. Mr. Graham previously served as Senior Vice President of Information Technologies and Chief Information Officer of Daisytek, a position he held from 1996 to 2000. Prior to joining Daisytek, Mr. Graham was employed by Ingram Micro, a major microcomputer distributor. Mr. Graham has over 25 years of experience in the information-technology field.

     Thomas J. Madden, age 43, has served as Executive Vice President, Chief Financial and Accounting Officer of the Company since its inception. Mr. Madden previously served as Chief Financial Officer of Daisytek from 1997 to 2000, as Vice President — Finance, Treasurer and as Chief Accounting Officer of Daisytek from 1994 to 2000 and as Controller of Daisytek from 1992 to 1994. From 1983 to 1992, Mr. Madden served in various capacities with Arthur Andersen & Co., S.C., including financial consulting and audit manager.

     Michael C. Willoughby, age 41, has served as Executive Vice President and Chief Information Officer since October 2001 and served as Vice President — E-Commerce Technologies of the Company since 1999. Mr. Willoughby served as President and Chief Executive Officer of Design Technologies, Inc., an e-commerce software development firm from 1994 to 1999. Prior to founding Design Technologies, Inc., Mr. Willoughby served as President and Chief Executive Officer of Integration Services, Inc., a mid-sized development services company.

     Harvey H. Achatz, age 64, has served as Vice President — Administration and Secretary of the Company since its inception. Mr. Achatz previously served as Vice President — Administration and Secretary of Daisytek from 1993 and 1984 to 2000, respectively, as Vice President — Finance from 1985 to 1993, as Controller from 1981 to 1985 and as a Director from 1984 to 1990.

Officers

     Scott R. Talley, age 40, has served as Vice President — International Distribution for the Company since its inception. Mr. Talley previously served in various capacities for Daisytek since 1991, most recently as Vice President — Distribution.

     Cynthia D. Almond, age 37, has served as Vice President — Client Services of the Company since March 2001. From 1999 to 2001, Ms. Almond served as Director of Account Management. From 1991 to 1999, Ms. Almond served in various marketing, product management and sales capacities for Daisytek.

     Bruce E. McClung, age 67, has served as Vice President – Sales of the Company since October 2001. From 1999 to 2001, Mr. McClung served in various marketing and sales capacities for the Company. Mr. McClung has spent more than 25 years in sales, marketing and management roles in systems and solutions organizations, including Daisytek, IBM, Boeing and Perdata.

     David B. Reese, age 42, has served as Vice President — Business Solutions of the Company since November 2004. From 2000 to 2004, Mr. Reese served as Director of Implementation Services for the Company. Mr. Reese was Director of European Operations from January 1999 to May 2000. From 1995 to 1998, Mr. Reese served in various capacities for Daisytek.

  Meetings and Committees of the Board

     The Board of Directors met a total of five times during the calendar year ended December 31, 2004. The Board of Directors has determined that, other than Mr. Layton, each director is independent within the meaning of applicable Securities and Exchange Commission (“SEC”) rules and NASD listing standards. The independent directors are able to meet in executive session without the Company’s management at each regularly scheduled Board meeting.

     The Board of Directors does not have a policy regarding director attendance at the annual meeting of stockholders, and no director attended the 2004 annual meeting other than Mr. Layton.

     The Board of Directors currently has standing Nominating, Audit, Compensation, and Stock Option Committees.

     The Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors. The Committee will consider candidates at the recommendation of existing Board members, Company management, search firms or other consultants, or stockholders. Stockholders wishing to recommend director candidates to the Board may do so by writing to the Committee in care of the Corporate Secretary at the Company’s chief executive office, 500 North Central Expressway, Plano, TX 75074. At a minimum, director candidates should have demonstrated achievement in their particular field of endeavor, significant business or other management experience that would be of value to the Company, integrity and high ethical standards, good communication and leadership skills, and the ability and willingness to commit adequate time and attention to carry out their Board duties effectively. The Committee will evaluate candidates through background and reference checks, interviews and an analysis of each candidate’s qualifications and attributes in light of the current composition of the Board and the Company’s leadership needs at the time. From time to time, the Committee may engage the services of an outside consultant to assist the Committee by conducting searches to identify candidates, evaluating candidates’ qualifications, handling background and reference checks, and making initial contacts with potential candidates. The members of the Nominating Committee are Timothy M. Murray and Dr. Neil W. Jacobs, each of whom has been determined to be independent as discussed above. The Nominating Committee has adopted a charter which is available on the Company’s website at www.pfsweb.com (the contents of the website are not incorporated in this Proxy Statement by reference). The Nominating Committee was appointed, but did not meet, during calendar year 2004 but met in February 2005 in preparation for the Annual Meeting.

     The Audit Committee is established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is established to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to its shareholders. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Company’s auditors report directly to the Audit Committee.

     The Audit Committee is comprised of three directors, Mr. Reilly, Mr. Beatson and Dr. Jacobs, each of whom has been determined by the Board of Directors to be independent as discussed above, and is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The Board of Directors has determined that, based on his relevant experience as described above, Mr. Reilly is qualified as the audit committee financial expert within the meaning of applicable SEC regulations and has the requisite financial sophistication required by the NASD listing standards. The Audit Committee met a total of five times during calendar year 2004. The Committee has adopted a written amended and restated audit committee charter setting out the audit-related functions of the Audit Committee, and the Committee reviews and reassesses the adequacy of the charter on an annual basis.

     The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company’s executive officers and other key employees. The current members of the Compensation Committee are Messrs. Murray and Reilly, who are independent as described above. The Compensation Committee also serves as the Stock Option Committee to administer the Company’s employee stock option and purchase plans. The Compensation Committee and Stock Option Committee met a total of four times during the calendar year ended December 31, 2004.

     During fiscal year 2004, no current director or director nominee attended fewer than 75% of the aggregate of all meetings of the Board and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.

Communicating with the Board of Directors

     Stockholders wishing to communicate with one or more Directors or the Board as a whole may do so in a writing addressed to the Director(s) or the Board and sent to the Corporate Secretary, PFSweb, Inc., 500 North Central Expressway, Plano, TX 75074.

Code of Ethics

     The Board has approved a code of business conduct and ethics in accordance with rules of the SEC and NASD listing standards applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and the principal accounting officer. The code is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. Copies of the Company’s code of business conduct and ethics may be found on the Company’s website at www.pfsweb.com.

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Messrs. Murray and Reilly, neither of whom are employees of the Company and all of whom are considered “independent” directors under the applicable NASDAQ rules. There were no interlocks or insider participation between any member of the Board or Compensation Committee and any member of the board of the directors or Compensation Committee of another company.

Compensation of Directors

     In June 1999 the Company adopted a Non-Employee Director Stock Option and Retainer Plan (the “Non-Employee Director Plan”). As of the date of the adoption of the Non-Employee Director Plan, each non-employee director received an option to purchase 35,000 shares of common stock. The Non-Employee Director Plan also provides for the future issuance to each non-employee director of options to purchase 10,000 shares of common stock as of the date of each annual meeting of stockholders. During calendar year 2004, each non-employee director received an option to purchase 10,000 shares of common stock with an exercise price of $1.77 per share. In addition, currently, non-employee directors receive an annual retainer fee of $10,000, payable quarterly, a director meeting fee of $2,500 for each board meeting attended and a committee meeting fee of $1,500 for each quarterly Audit Committee meeting attended.

The Non-Employee Director Plan permits the payment of such non-employee director retainer fees in shares of Common Stock in lieu of cash.

     All options to be issued to non-employee directors under the Non-Employee Director Plan are non-qualified options for federal income tax purposes and have an exercise price equal to the fair market value of a share of common stock as of the date of the annual meeting upon which such option is granted. All options have a ten year term and are subject to a one year vesting schedule.

     Generally, unless the Non-Employee Director Plan administrator otherwise provides, options are non-transferable other than by will or the laws of descent and distribution. At the time of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s common stock, the Non-Employee Director Plan administrator will make appropriate adjustments to the exercise price, number and kind of shares to be issued under the Non-Employee Director Plan and any outstanding options. Unless terminated earlier, the Non-Employee Director Plan will terminate ten years from its adoption, and no stock options will be granted after the Non-Employee Director Plan terminates. The Board of Directors has the authority to amend, modify, suspend or terminate the Non-Employee Director Plan at any time.

     Directors who are also employees of the Company or any of its subsidiaries receive no remuneration for serving as directors or Committee members.

Report of the Audit Committee for the Fiscal Year Ended December 31, 2004

     The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

     The Audit Committee of the Company’s Board of Directors is comprised of three independent directors. The current members of the Audit Committee are Messrs. Reilly, Beatson and Jacobs.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants (“auditors”) are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements . The Audit Committee has approved the appointment of the Company’s auditors, KPMG, LLP.

     In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit related services. The Audit Committee considered the independent auditors’ provision of non-audit services in 2004 and determined that the provision of those services is compatible with and does not impair the auditors’ independence.

     The Audit Committee discussed with the Company’s auditors the scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and the auditors the Company’s audited financial statements, including the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the auditors the other matters required by Statement on Auditing Standards No. 61 “Communication with Audit Committees.”

     The Company’s auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the auditors their independence from the Company and its management.

     Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which was filed with the Securities and Exchange Commission.

James F. Reilly
David I. Beatson
Dr. Neil W. Jacobs
Members of the Audit Committee

Executive Compensation

     The following table sets forth the compensation paid or accrued by the Company to the Company’s Chief Executive Officer and to each of the four most highly compensated executive officers of the Company for services rendered to the Company during the years ended December 31, 2004, 2003 and 2002:

Summary Compensation Table

				Long-Term
				Compensation
				Awards
				Number of
	Annual Compensation			Securities
				Underlying	All Other
Name and Principle Position	Period	Salary	Bonus	Options	Compensation (1)
Mark C. Layton	2004	$332,423	$41,000	43,000	$16,289
Chairman, President,	2003	304,500	83,076	82,000	23,531
Chief Executive Officer	2002	328,991	—	—	14,613

Steven S. Graham	2004	223,200	38,500	43,000	7,603
Executive Vice President – Chief	2003	213,298	58,431	82,000	8,798
Technology Officer	2002	226,684	—	15,000	5,748

Michael C. Willoughby	2004	216,845	38,000	43,000	270
Executive Vice President – Chief	2003	205,000	52,307	82,000	248
Information Officer	2002	220,846	—	80,000	240

Thomas J. Madden	2004	186,154	37,000	43,000	7,358
Executive Vice President – Chief	2003	165,000	42,307	82,000	5,905
Financial Officer	2002	176,923	—	15,000	6,361

Harvey H. Achatz	2004	111,277	16,500	7,000	7,188
Vice President – Administration and	2003	107,299	18,461	15,000	6,948
Secretary	2002	109,530	—	3,000	5,600

(1)	All Other Compensation represents compensation in respect of one or more of the following: personal use of Company automobiles; life insurance premiums paid by the Company for the benefit of the named executive officer; income tax return preparation services paid by the Company; contributions to 401(k) accounts paid by the Company and personal travel expenses.

     The following table sets forth information with respect to grants of stock options by the Company to purchase shares of the Company’s common stock during the year ended December 31, 2004 to the named executive officers reflected in the Summary Compensation Table.

Option Grants during the Year Ended December 31, 2004

	Individual Grants
	Number of	% of Total			Potential Realizable Value
	Securities	Options			at Assumed Annual Rates
	Underlying	Granted to	Exercise		of Stock Price Appreciation
	Options	Employees	Price Per	Expiration	for Option Terms (2)
Name	Grants (1)	In Year	Share	Date	5%	10%
Mark C. Layton	43,000	5.7%	$1.61	3/28/14	$43,538	$110,335
Steven S. Graham	43,000	5.7%	1.61	3/28/14	43,538	110,335
Michael C. Willoughby	43,000	5.7%	1.61	3/28/14	43,538	110,335
Thomas J. Madden	43,000	5.7%	1.61	3/28/14	43,538	110,335
Harvey H. Achatz	7,000	0.9%	1.61	3/28/14	7,088	17,961

(1)	Subject to quarterly vesting schedule over a three-year period.

(2)	These are hypothetical values using assumed annual rates of stock price appreciation as prescribed by the rules of the SEC.

     The following table sets forth information concerning the aggregate Company stock option exercises during the year ended December 31, 2004 and Company stock option values as of December 31, 2004 for unexercised Company stock options held by each of the named executive officers.

Aggregated Option Exercises during the Year Ended December 31, 2004
And Option Values as of December 31, 2004

	Number of		Number of
	Shares		Securities Underlying		Value of Unexercised
	Acquired		Unexercised Options		In-the-Money Options
	on	Value	At Year End		at Fiscal Year End (1)
Name	Exercise	Received	Exercisable	Unexercisable	Exercisable	Unexercisable
Mark C. Layton	—	$—	690,431	78,625	$1,299,589	$146,729
Steven S. Graham	—	—	682,573	79,876	1,300,536	149,231
Michael C. Willoughby	—	—	114,703	85,297	205,917	160,073
Thomas J. Madden	—	—	439,797	79,876	831,978	149,231
Harvey H. Achatz	—	—	94,099	13,875	169,941	26,409

(1)	Amounts were calculated using the closing price of the common stock on the last trading day of the fiscal year ($2.84), as reported by the Nasdaq Small Cap Market.

Change in Control and Severance Agreements

     The Company and each of the executive officers named above have entered into Change in Control and Severance Agreements. Under these agreements, and in consideration of certain commitments of the officer to continue employment, upon the occurrence of a change in control, all unvested options held by the officer immediately vest and become exercisable. During the two year period following a change in control (whenever occurring), if the employment of the officer is terminated (other than for cause, death, disability or retirement), or if there is a material adverse change in the officer’s responsibilities, compensation or benefits to which the officer does not consent, then, in each case, the officer is entitled to receive from the Company all salary and bonus amounts accrued through the date of termination plus a severance payment equal to twice the officer’s salary and bonus. If applicable, the officer is also entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such severance or bonus payment. The agreement terminates upon the voluntary resignation or termination of employment by the officer.

     The Company and each of the executive officers named above have also entered into Executive Severance Agreements. Under these agreements, and in consideration for, among other things, the agreement by the executive to be bound by a restrictive covenant, in the event of the termination of the employment of the executive other than for cause (including a material adverse change in the officer’s responsibilities or the failure to re-nominate to the Board of Directors any executive also serving on the Board), the executive is entitled to a severance payment up to a maximum of twice the executive’s salary and bonus. In addition, in the event of termination without cause, the executive is entitled to a continuation of benefits and to the accelerated vesting of all options then held by the executive. The severance payment and benefits are reduced by any compensation or benefits received by the executive from any subsequent employer.

Report of the Compensation Committee on Executive Compensation for Fiscal Year Ended December 31, 2004

     The following report of the Compensation Committee of the Board of Directors shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

     The Compensation Committee of the Board of Directors (the “Committee”) is responsible for approval or recommendation to the Board of Directors of the compensation arrangements for the Company’s executive officers. During the fiscal year ended December 31, 2004, the members of the Committee were Timothy M. Murray and James F. Reilly who are independent directors as described above.

     The Committee annually establishes the salaries and bonuses and stock options, if any, to be paid or granted to the Chief Executive Officer and other executive officers during each fiscal year. The Committee believes that the total compensation of the Company’s executive officers should be primarily based on the subjective determination of the Committee as to the Company’s overall financial performance and the individual contribution to such performance. The Committee further believes that a portion of total compensation should consist of variable, performance-based components such as stock option awards and bonuses, which it can increase or decrease to reflect its assessment of changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management’s commitment to enhance profitability and stockholder value.

     In formulating compensation levels and policies for the fiscal year ended December 31, 2004, the Committee did not retain an independent compensation consultant. The Committee reviewed the executive base salary levels set in prior years, and, in particular, the salary levels set in fiscal year 2001 and the reductions in salary implemented since then. The Committee considered several factors, including individual job performance, the level of responsibility, competitive pay practices in the Company’s industry, and overall Company performance. The Committee noted that current executive base salary levels were, to varying degrees depending upon the executive, lower than the 2001 executive base salary levels. The Committee also reviewed a Compensation Study on Executives and Senior Managers working in the Business Services Industry at Small Organizations located in Dallas, TX, prepared by a third party firm dated February 1, 2004, and several other third party salary surveys of technology executives of similar size companies. The Committee did not assign specific relative weights to the foregoing factors, although it did consider the prior fiscal years’ reductions in salary to be an important factor. The Committee also considered the awarding of bonuses based upon the Company’s financial performance and achievement of financial goals.

     For the fiscal year ended December 31, 2004 and for services rendered to the Company, the base salary of Mr. Mark Layton, Chairman of the Board of Directors, President and Chief Executive Officer, was $332,423, and, based upon the Company’s performance during 2004, the Committee awarded Mr. Layton bonuses totaling $41,000.

     The Committee also administers the Company’s stock option plans and recommends other option grants that are used to further link executive compensation to the Company’s performance. All options are subject to a multi-year cumulative vesting schedule and have an exercise price not less than the fair market value on the date of grant. During the year ended December 31, 2004, Mr. Layton received 43,000 options having an exercise price of $1.61 per share.

     As part of its overall consideration of executive compensation, the Committee considers the anticipated tax treatment of various payments and benefits, including the applicability of Section 162(m) of the Internal Revenue Code, which provides a limit on the deductibility of compensation for certain executive officers in excess of $1,000,000 per year. The Committee believes that no named officer in the Summary Compensation Table had taxable compensation for the fiscal year ended December 31, 2004 in excess of the deduction limit. The Committee intends to continue to evaluate the impact of this Code provision.

     The Committee believes that the policies and programs described above have supported the Company’s business objectives and have contributed to the Company’s performance.

Timothy M. Murray
James F. Reilly
Members of the Compensation Committee

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth as of April 6, 2005, certain information regarding the beneficial ownership of the Company’s Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Directors and named executive officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, also includes shares acquirable within 60 days. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

	Number
Name and Address of Beneficial Owner	of Shares	Percent (1)
Gilder, Gagnon, Howe & Co. LLC (2) 1775 Broadway, 26th Floor New York, NY 10019	3,038,970	13.6%
Mark C. Layton (3)	1,231,242	5.3%
Steven S. Graham (3)	768,468	3.3%
Thomas J. Madden (3)	570,279	2.5%
Timothy M. Murray (3)	202,256	*
Harvey H. Achatz (3)	164,529	*
Michael C. Willoughby (3)	145,938	*
James F. Reilly (3)	131,405	*
David I. Beatson (3)	55,000	*
Dr. Neil W. Jacobs (3)	75,312	*
All directors and executive officers As a group (9 persons) (4)	3,344,430	13.5%

*	Represents less than 1%

(1)	This table is based on 22,394,142 shares of Common Stock outstanding on April 6, 2005.

(2)	Based upon a Schedule 13G, filed by Gilder, Gagnon, Howe & Co. LLC on February 14, 2005, stating beneficial ownership and shared voting and dispositive power as of December 31, 2004.

(3)	Includes the following outstanding options to purchase the specified number of shares of Common Stock, which are fully vested and exercisable: Mark C. Layton – 713,049; Steven S. Graham – 706,442; Thomas J. Madden – 463,666; Timothy M. Murray – 116,167; Harvey H. Achatz – 98,306; Michael C. Willoughby – 143,993; James F. Reilly – 45,000; David I. Beatson – 55,000; and Dr. Neil W. Jacobs – 55,000.

(4)	Includes outstanding options to purchase 2,396,624 shares of Common Stock, which are fully vested and exercisable.

PERFORMANCE GRAPH

     The following line graph displays the cumulative total return to stockholders of the Company’s Common Stock from December 2, 1999 (the commencement of trading of the Company’s Common Stock) to December 31, 2004, compared to the cumulative total return for the Total Return Index for The Nasdaq Stock Market (U.S.) and the Russell 2000 Index. The graph assumes a $100 investment in the Company’s Common Stock, on December 2, 1999 at the initial offering price of $17 per share, and in each of the above mentioned indices. The Russell 2000 Index is an index of companies with market capitalizations similar to the Company. The Company’s management believes that an index of companies with similar market capitalizations provides a reasonable basis for comparing total stockholder returns.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG PFSWEB INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RUSSELL 2000 INDEX

180
160
140
120
100
80
60
40
20
0
DOLLARS
12/99
3/00
3/01
12/01
12/02
12/03
12/04
PFSWEB INC.
NASDAQ STOCK MARKET (U.S.)
RUSSELL 2000

* $100 invested on 12/1/99 in stock or index-including reinvestment of dividends.

	12/2/99	3/31/00	3/31/01	12/31/01	12/31/02	12/31/03	12/31/04
PFSweb Inc.	100.00	94.12	5.70	5.00	2.47	9.41	16.70
NASDAQ Stock Market (U.S.)	100.00	136.34	54.62	58.09	40.16	60.05	65.30
Russell 2000	100.00	119.30	101.02	110.73	88.05	129.66	153.42

ITEM 2
APPROVAL OF AMENDMENTS TO THE
1999 EMPLOYEE STOCK OPTION PLAN

     At the Annual Meeting, stockholders are being asked to approve amendments to the 1999 Employee Stock Option Plan (the “1999 Plan”) that reflect current trends in incentive and equity based compensation and (i) authorizes an increase in the number of shares of Common Stock reserved for issuance thereunder by 2.5 million shares, (ii) in addition to stock options, permit the granting of stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance awards, dividend and interest equivalents and other stock based or cash based awards, (iii) change the name of the 1999 Plan to the “2005 Employee Stock and Incentive Plan” to reflect that awards other than options may be granted and (iv) extend the term of the Plan to December 31, 2014.

Recommendation

     The Board believes the ability to grant incentive and equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain and retain the quality employees it needs to move its business forward and is the best method of aligning the interests of employees and shareholders. The Board unanimously recommends that the stockholders vote FOR this Proposal.

Description of the 2005 Plan

     On February 17, 2005, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, amendments to the 1999 Plan as set forth in the “2005 Employee Stock and Incentive Plan” (the “2005 Plan”). The 2005 Plan will become effective as of the date it is approved by the stockholders.

     The Company currently maintains the 1999 Plan under which stock options for an aggregate of approximately 4,937,445 shares of the Company’s common stock were outstanding as of April 6, 2005, and approximately 277,697 shares of common stock were available for future awards. If the stockholders approve the 2005 Plan, the number of shares of common stock available for future equity grants to its employees, officers, directors and consultants will be increased by 2,500,000 to 2,777,697. As of April 6, 2005, approximately 900 of the Company’s employees, officers, directors and consultants, representing substantially all of the Company’s full-time employees, were eligible to participate in the 2005 Plan.

     A summary of the 2005 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2005 Plan, which is attached to this proxy statement as Appendix A.

     Purpose. The purpose of the 2005 Plan is to focus management and employees on business performance that creates shareholder value, encourage innovative approaches to the business of the Company, reward for results, and encourage ownership of Company common stock by management and employees.

     Permissible Awards. The 2005 Plan authorizes the granting of awards in any of the following forms:

•	market-priced options to purchase shares of common stock, which may be non-statutory stock options or incentive stock options under the Internal Revenue Code (the “Code”);

•	stock appreciation rights, which give the holder the right to receive, in cash or stock, the difference between the fair market value per share of common stock on the date of exercise over the fair market value per share of common stock on the date of grant;

•	restricted stock, which is a grant of shares that are subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•	restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance criteria;

•	deferred stock units, which represent the vested right to receive shares of common stock (or an equivalent value in cash or other property) in the future;

•	performance awards, which are payable in cash or stock upon the attainment of specified performance goals;

•	dividend and interest equivalents, which entitle the participant to payments (or an equivalent value payable in stock or other property) equal to, in the case of dividend equivalents, any dividends paid on the shares of stock underlying an award, or, in the case of interest equivalents, a stated rate of return on the value of an outstanding award;

•	other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants; and

•	cash-based awards.

     Shares Available for Awards. Subject to adjustment as provided in the 2005 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2005 Plan is 2,777,697 (2,500,000 plus the 277,697 shares remaining available for issuance pursuant to the 1999 Plan). Shares underlying awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason will again be available for issuance.

     Limitations on Awards. The maximum number of shares of common stock that may be issued upon the exercise of incentive stock options granted under the 2005 Plan is 2,777,697. The maximum number of shares of common stock that may be covered by options and stock appreciation rights granted under the 2005 Plan to any one employee during any one calendar year is 250,000. The maximum aggregate grant with respect to awards of restricted stock, restricted stock units, deferred stock units, performance shares or other stock-based awards under the 2005 Plan (other than options or SARs) that may be granted to any one employee during any one calendar year is 250,000. The aggregate maximum dollar value of any performance-based cash award or other cash-based award that may be paid to any one employee during any one calendar year under the 2005 Plan is $2,500,000.

     Administration. The 2005 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2005 Plan; and make all other decisions and determinations that may be required under the 2005 Plan. The Board of Directors may at any time administer the 2005 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2005 Plan.

     Performance Goals. All options and stock appreciation rights granted under the 2005 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Compensation Committee may designate any other award granted under the 2005 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of a division, business unit, affiliate, department or function within the Company or an affiliate or any combination thereof: revenue; sales; profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); net income (before or after taxes, operating income or other income measures); cash (cash flow, cash generation or other cash measures); stock price or performance; total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales); market share; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); business expansion or consolidation (acquisitions and divestitures); internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; or planning accuracy (as measured by comparing planned results to actual results).

     The Compensation Committee must establish such goals within the first quarter of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Compensation Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

     Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by an employee other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. Notwithstanding the foregoing, the Compensation Committee may, but need not, permit other transfers where the it concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to qualify as such, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable awards. An employee may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the employee and to receive any distribution with respect to any award upon the employee’s death.

     Acceleration Upon Certain Events. Unless otherwise provided in an award certificate or other employee agreement, if an employee’s service terminates by reason of death, disability or retirement after age 65, all of such employee’s outstanding options, stock appreciation rights and other awards that may be exercised will become fully exercisable, all time-based vesting restrictions on his or her outstanding awards will lapse, and the target payout opportunities attainable under such employee’s outstanding performance-based equity awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there will be a pro rata payout in cash or equity, as appropriate, to the employee or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. In addition, the Compensation Committee may determine that any performance-based criteria with respect to cash awards held by such person will be deemed wholly or partially satisfied as of the date of death, disability or retirement.

     In addition, the Compensation Committee may, in its sole discretion, determine that upon an employee’s termination of service or upon the occurrence of a change in control, all or a portion of a employee’s options, SARs and other awards in the nature of rights that may be exercised will terminate and expire or become fully or partially exercisable, that all or a part of the restrictions on all or a portion of a employee’s outstanding awards will lapse, and/or that any performance-based criteria with respect to any awards held by a employee will be deemed to be wholly or partially satisfied, in each case, as of such date as the Compensation Committee may, in it sole discretion declare. The Compensation Committee may discriminate among employees or among awards in exercising such discretion.

     Adjustments. In the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares, the share authorization limits under the 2005 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the Compensation Committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

     Termination and Amendment. The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2005 Plan, but if an amendment to the 2005 Plan would materially increase the benefits accruing to employees, materially increase the number of shares of stock issuable, expand the types of awards that may be granted, materially expand the class of eligible employees, materially extend the term of the 2005 Plan or otherwise constitute a material change requiring stockholder approval under applicable listing requirements or laws, then such amendment will be subject to stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the 2005 Plan may adversely affect any award previously granted without the written consent of the employee.

     The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the employee and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

     Prohibition on Repricing. Outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain U.S. Federal Tax Effects

     Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2005 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

     Incentive Stock Options. There generally will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of the later of two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

     Stock Appreciation Rights. An employee receiving a stock appreciation right under the 2005 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the employee exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the employee and the Company will be allowed a corresponding federal income tax deduction at that time.

     Restricted Stock. Unless an employee makes an election to accelerate recognition of the income to the date of grant as described below, an employee will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the employee will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the employee files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the employee at capital gains rates. However, if the stock is later forfeited, the employee will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

     Restricted or Deferred Stock Units. An employee will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, an employee will recognize ordinary income equal to the fair market value of the common stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

     Performance Awards. An employee generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted. Upon receipt of shares of cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the employee, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

     Code Section 409A. It is intended that options, stock appreciation rights, restricted stock awards and stock unit awards granted under the 2005 Plan will be exempt from the application of Code Section 409A. If any award is structured in a way that would cause Code Section 409A to apply and if the requirements of 409A are not met, the taxable events as described above could apply earlier than described above and could result in the imposition of additional taxes and penalties.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2005 PLAN BASED ON FEDERAL TAX LAWS AND REGULATIONS AS IN EFFECT ON MARCH 1, 2005. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

Accounting Treatment

     Currently, employee option awards at or above fair market value on the grant date typically do not result in any direct charge to the Company’s reported earnings. However, the fair market value of these awards is required to be disclosed in the notes to the Company’s financial statements. The Company must also disclose, in the notes to the financial statements, the pro forma impact these awards would have on the Company’s reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

     Currently, employee awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the “spread”, i.e. the difference between the purchase price and the fair market value on the grant date. Typically, this expense is amortized over the award’s vesting period.

     The Financial Accounting Standards Board will require mandatory expensing for equity awards for fiscal years commencing after June 15, 2005. Accordingly, beginning in the Company’s first fiscal quarter of 2006, the Company will recognize compensation expense for all unvested awards as the requisite service is rendered.

Benefits to Named Executive Officers and Others

     To date, no awards had been granted under the 2005 Plan. Awards will be made at the discretion of the Compensation Committee or pursuant to delegated authority. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the 2005 Plan in the future.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the 2005 Plan.

ITEM 3
APPROVAL OF AMENDMENTS TO THE
2000 EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, stockholders are being asked to approve amendments to the 2000 Employee Stock Purchase Plan (the “2000 Plan”) that (i) authorizes an increase in the number of shares of Common Stock reserved for issuance thereunder by 2 million shares, (ii) makes certain other changes described below, including elimination of the “look back” provisions contained in the 2000 Plan and (iii) extend the term of the 2000 Plan to December 31, 2015.

Recommendation

     The Board has unanimously approved the amendment to the Purchase Plan and recommends that the shareholders vote FOR the amendment.

Description of the Purchase Plan

     On February 17, 2005, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, amendments to the 2000 Plan as set forth in the “2005 Employee Stock Purchase Plan” (the “Purchase Plan”). The Purchase Plan will become effective upon the earlier to occur of (i) the date upon which there are no longer any shares available for purchase under the 2000 Plan or (ii) January 1, 2006, provided the Purchase Plan is approved by the stockholders.

     The Company currently maintains the 2000 Plan under which approximately 289,763 shares are available for future purchase by participating employees. If the stockholders approve the Purchase Plan, the number of shares of common stock available for future purchase by participating employees will be increased by 2,000,000 to 2,289,763. As of April 6, 2005, approximately 700 of the Company’s employees, representing substantially all of the Company’s eligible U.S. employees, were eligible to participate in the Purchase Plan.

     A summary of the Purchase Plan is set forth below. This summary is qualified in its entirety by the full text of the Purchase Plan, which is attached to this proxy statement as Appendix B.

     Purpose. The purpose of the Purchase Plan is to enhance the proprietary interest, through ownership of common stock of the Company, among the employees of the Company and its subsidiaries designated by the Company as eligible to participate in the Purchase Plan.

     Administration. The Purchase Plan is administered by the Compensation Committee. Subject to the express provisions of the Purchase Plan, the Compensation Committee has authority to interpret and construe the provisions of the Purchase Plan, to adopt rules and regulations for administering the Purchase Plan, and to make all other determinations necessary or advisable for administering the Purchase Plan. The Compensation Committee will select from time to time an administrator to operate and perform the day-to-day administration of the Purchase Plan and maintain records of the Purchase Plan.

     Stock Subject to the Purchase Plan. Subject to adjustment as provided in the Purchase Plan, the aggregate number of shares of common stock reserved and available for issuance under the Purchase Plan is 2,289,763 (which includes 289,763 shares remaining available for issuance pursuant to the 2000 Plan). If an option granted under the Purchase Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such option that are not purchased shall again be available for subsequent option grants under the Purchase Plan. The shares issuable under the Purchase Plan may be issued out of authorized but unissued shares or may be shares issued and later acquired by the Company.

     Eligibility; Grant and Exercise of Options. All U.S. employees of the Company and its participating subsidiaries who are regularly scheduled to work at least 32 hours each week and have been employed for at least 90 days, are eligible to participate in the Purchase Plan. As of April 6, 2005, there were approximately 700 persons eligible to participate in the Purchase Plan.

     An eligible employee may elect to become a participant in the Purchase Plan by filing with the Purchase Plan administrator a request form which authorizes a regular payroll deduction from the employee’s paycheck. Purchase periods are initially the three-month periods beginning January 1, April 1, July 1 and October 1 of each year during which options to purchase common stock are outstanding under the Purchase Plan. The length of purchase periods may be changed by the compensation committee, but may not exceed twenty-four (24) months. A participant’s payroll deduction must be in a whole dollar amount ($10 minimum). All payment to the Purchase Plan must be by payroll deduction; lump sum cash contributions or payments are not permitted.

     A book account will be established for each participant, to which the participant’s payroll deductions will be credited, until these amounts are withdrawn, distributed or used to purchase common stock, as described below. No interest will be credited on these cash amounts.

     On the first day of each purchase period each eligible employee is granted a non-transferable option to purchase on the last day of the purchase period, at the price described below, the number of full shares of common stock which the cash credited to the participant’s account at that time will purchase at the applicable purchase price. An employee may not be granted an option for a purchase period if immediately after the grant, he or she would beneficially own five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. A participant cannot receive options that, in combination with options under other plans qualified under Section 423 of the Code, would result during any calendar year in the purchase of shares having an aggregate fair market value of more than $25,000.

     Unless the cash credited to a participant’s account is withdrawn or distributed, his or her option to purchase shares of common stock will be deemed to have been exercised automatically on the last date of the purchase period. Upon such exercise, whole shares of common stock will be purchased on behalf of the participant using the accumulated payroll deductions in his or her account as of such date. The purchase price will be 95% of the fair market value of the common stock on the last day of the purchase period. Since the shares will be purchased at less than market value, employees will receive a benefit from participating in the Purchase Plan.

     No Employment Rights. Neither the establishment of the Purchase Plan, nor the grant of any options thereunder, nor the exercise thereof will be deemed to give to any employee the right to be retained in the employ of the Company or any of its subsidiaries or to interfere with the right of the Company or any such subsidiary to discharge any employee or otherwise modify the employment relationship at any time.

     Withdrawal. A participant may withdraw from the Purchase Plan at any time before, during or after a purchase period. If a participating employee becomes ineligible to participate in the Purchase Plan for any reason, his or her participation in the Purchase Plan will automatically cease. In either case, upon a participant’s withdrawal from the Purchase Plan, the Company will cease payroll deductions, and any payroll deductions that may have accumulated in the current purchase period will be refunded as soon as practicable, without interest.

     Termination of Employment. If a participant terminates employment, his or her participation in the Purchase Plan will automatically end on the date of termination of employment, and any payroll deductions that have accumulated will be returned to the participant (or his or her beneficiary in the case of the participant’s death) as soon as practicable, without interest.

     Amendment and Termination. The Purchase Plan will continue in effect through December 31, 2015 unless earlier terminated by the Compensation Committee. The Committee may amend, suspend, or discontinue the Purchase Plan at any time, but no amendment will be made without shareowner approval if such approval is required under applicable law or Nasdaq rules. Amendments to change the number of shares reserved for issuance under the Purchase Plan may only be made with shareowner approval.

U.S. Federal Income Tax Consequences to the Company and to Participants

     The Purchase Plan is designed to qualify as an employee stock purchase plan under Section 423 of the Code.

     The grant or exercise of purchase rights under the Purchase Plan will have no tax impact on the participant or the Company. If a participant disposes of common stock acquired under the Purchase Plan after at least two years from the first day of the applicable purchase period and one year from the date of purchase of the shares, the participant will be deemed to have received ordinary taxable income in the calendar year of disposition in an amount equal to the lesser of (1) the original 5% discount on the share, or (2) the participant’s actual gain (the excess of the fair market value of the share of common stock on the day of disposition over the price paid for the share). If a participant holds common stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied. The Company will not be allowed a tax deduction if the holding period requirements are satisfied. If a participant disposes of common stock before the holding period is satisfied, the participant will be deemed to have received ordinary taxable income in the calendar year of disposition in an amount equal to the original 5% discount, and any additional gain will be treated as long-term or short-term capital gain. The Company will be allowed a tax deduction equal to the amount of ordinary income recognized by the participant.

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES REGARDING THE PURCHASE PLAN, BASED ON FEDERAL TAX LAWS AND REGULATIONS AS IN EFFECT ON MARCH 1, 2005. THE TAX CONSEQUENCES OF PARTICIPATING IN THE PURCHASE PLAN MAY VARY WITH RESPECT TO INDIVIDUAL SITUATIONS. ACCORDINGLY, PARTICIPANTS SHOULD CONSULT WITH

THEIR TAX ADVISORS IN REGARD TO THE TAX CONSEQUENCES OF PARTICIPATING IN THE PURCHASE PLAN AS TO BOTH FEDERAL AND STATE INCOME TAX CONSIDERATIONS.

Benefits to Named Executive Officers and Others

     Participation in the Purchase Plan is voluntary. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any person or group pursuant to the Purchase Plan, or that would have been received if the Purchase Plan had been in effect during the last fiscal year. However, during the fiscal year ended December 31, 2004, under the 2000 Plan, Messrs. Layton and Madden, respectively, purchased 7,895 shares at an average price of $1.27 per share and 9,453 shares at an average price of $1.27 per share and all executive officers and officers as a group (8 persons) purchased an aggregate of 17,348 shares and all employees, excluding executive officers and officers, as a group purchased an aggregate of 209,033 shares.

     The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the Purchase Plan.

ITEM 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Company has appointed KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005. KPMG LLP audited the Company’s financial statements for the last four fiscal years. Ratification of the appointment of KPMG LLP as the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event shareholders do not ratify the appointment of KPMG LLP as the Company’s independent auditors, such appointment may be reconsidered by the Audit Committee and the Board of Directors. Representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

     The Board of Directors of the Company recommends a vote FOR ratification of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.

     In addition to retaining KPMG LLP to audit the Company’s financial statements, the Company engages the firm from time to time to perform other services. The following table sets forth the aggregate fees billed by KPMG LLP in connection with services rendered during the previous two fiscal years.

Fee Type	2004	2003
Audit fees (a)	$341,000	$319,000
Audit-related fees	49,300	—
Tax fees (b)	139,600	183,400
All other fees (c)	—	16,162

(a)	Includes fees paid for professional services rendered in connection with the audit of the annual financial statements, reviews of the quarterly financial statements and fees paid for the audit of the Company’s subsidiary, Supplies Distributors, to satisfy requirements of its senior debt agreements.

(b)	Includes fees paid for tax compliance and related tax services.

(c)	Includes fees paid for certain due diligence services.

     The Audit Committee has considered whether the provision of the services described in notes (b) and (c) above is compatible with maintaining KPMG LLP’s independence.

     The Audit Committee has adopted a policy requiring pre-approval by the committee of all services (audit and non-audit) to be provided to the Company by its independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by KPMG LLP for the first and second fiscal quarters of 2005 and has also given its approval for the provision of certain Sarbanes-Oxley related work and tax compliance and related tax services for 2005 by KPMG LLP, in each case subject to a specific budget. In cases where the Audit Committee’s pre-approval is not covered by one of those approvals, a designated member of the Audit

Committee has the delegated authority to pre-approve the provision of services, and such pre-approvals are then communicated to the full Audit Committee.

GENERAL INFORMATION

Voting Procedures

     All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

Solicitation Costs

     The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board of Directors. Certain of the Company’s officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview or telephone. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in connection therewith.

Admission to Annual Meeting

     Attendance at the Annual Meeting is limited to shareholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each shareholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Stockholder Proposals for the 2006 Annual Meeting

     A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company’s proxy statement for the 2006 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than December 31, 2005. The Company requests that all such proposals be addressed to the Company’s Secretary at the Company’s principal executive offices, 500 North Central Expressway, Suite 500, Plano, Texas 75074, and mailed by certified mail, return-receipt requested.

Compliance with Certain Reporting Obligations

     Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and controlling stockholders to file initial reports of ownership and reports of changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission and the Company. To the Company’s knowledge, all reports required to be so filed were filed in accordance with the provisions of said Section 16(a).

Financial and Other Information

     The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 is being sent to stockholders of record as of the Record Date together with this Proxy Statement.

OTHER MATTERS

     The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Harvey H. Achatz

Harvey H. Achatz
Secretary

Plano, Texas
April 28, 2005

APPENDIX A

PFSWEB, INC. 2005 EMPLOYEE STOCK AND INCENTIVE PLAN

     WHEREAS, PFSweb, Inc., a Delaware corporation (the “Company”) has adopted that certain 1999 Employee Stock Option Plan (the “1999 Plan”); and

WHEREAS, the Company has authorized and adopted certain amendments to the 1999 Plan;

     NOW, THEREFORE, in order to implement and effectuate said amendments, the 1999 Plan is hereby amended and restated as follows:

ARTICLE 1
PURPOSE

     1.1. GENERAL. The PFSweb, Inc. 2005 Employee Stock and Incentive Plan is designed to focus management on business performance that creates stockholder value; encourage innovative approaches to the business of the Company; reward for results; and encourage ownership of Company common stock by management.

ARTICLE 2
DEFINITIONS

     2.1. DEFINITIONS. As used herein the following words and phrases shall have the following meanings:

     (a) “Affiliate” means (i) any Subsidiary or Parent, or (ii) any entity of which the Company owns or controls, directly or indirectly, 10% of more of the outstanding shares of stock entitled to vote for the election of directors, or of comparable equity participation and voting power.

     (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Stock Unit Award, Performance Award, Dividend Equivalent Award, Other Stock-Based Award, Performance-Based Cash Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

     (c) “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Awards or series of Awards under the Plan.

     (d) “Board” means the Board of Directors of the Company.

     (e) “Cause” means, with respect to a Participant’s termination of employment or termination of consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination (or such an agreement does not define “cause” (or words of like import)), (i) a Participant’s gross negligence or willful misconduct with regard to the Company or an Affiliate or their assets, (ii) a Participant’s misappropriation or fraud with regard to the Company or an Affiliate or their assets (other than good-faith expense account disputes), (iii) a Participant’s willful and continued failure to substantially perform the Participant’s duties (other than any such failure resulting from incapacity due to physical or mental illness), which is not remedied within 10 days of delivery of notice to the Participant thereof, (iv) a Participant’s conviction of, or the pleading of guilty or nolo contendere to, a felony or criminal offense punishable by a term of imprisonment (other than a traffic violation), or (v) the Participant’s willful violation of any written policy of the Company or an Affiliate or breach of any confidentiality or non-competition covenant entered into between the Participant and the Company or an Affiliate; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a Change in Control, such definition of “cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter, and prior to a Change in Control “cause” shall be defined as provided in subsection (a) above. With respect to a Participant’s termination of directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

     (f) “Change in Control” unless otherwise determined by the Committee in the applicable Award Certificate, a “Change in Control” shall be deemed to have occurred after the Effective Date:

     (1) upon any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by all of the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (x) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i) or (iii) of this section, or (y) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board;

     (iii) upon the merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any other corporation or other entity, in each case, unless, following such merger, consolidation or sale (A) the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or purchasing entity (the “Surviving Entity”)) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or the Surviving Entity outstanding immediately after such merger, consolidation or sale; and (B) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such merger, consolidation or sale; or

     (iv) upon the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

     Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Change in Control shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

     (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and includes a reference to the underlying final regulations.

     (h) “Committee” means the committee of the Board described in Article 4.

     (i) “Company” means PFSweb, Inc., a Delaware corporation, or any successor corporation.

     (j) “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Status as a Participant shall continue to the extent provided in a written severance or employment agreement during any period for which severance compensation payments are made to an employee, officer, consultant or director and shall not be considered interrupted in the case of any short-term disability or leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Continuous Status as a Participant shall mean the absence of any “separation from service” or similar concept as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

     (k) “Covered Employee” means a covered employee as defined in Code Section 162(m)(3).

     (l) “Deferred Stock Unit” means a right granted to a Participant under Article 11.

     (m) “Disability” or “Disabled” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or if applicable, most recently maintained, by the Company or if applicable, an Affiliate, for the Participant, whether or not such Participant actually receives disability benefits under such plan or policy. If no long-term disability plan or policy was ever maintained on behalf of Participant or if the determination of Disability relates to an Incentive Stock Option, or a Stock Appreciation Right issued in tandem with an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

     (n) “Dividend Equivalent” means a right granted to a Participant under Article 12.

     (o) “Effective Date” has the meaning assigned such term in Section 3.1.

     (p) “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

     (q) “Exchange” means the Nasdaq National Market, Small Cap Market or any other national securities exchange on which the Stock may from time to time be listed or traded.

     (r) “Fair Market Value”, on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market or Small Cap Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market or Small Cap Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

     (s) “Good Reason” means, with respect to a Participant’s termination of employment or termination of consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination (or such an agreement does not define “good reason” (or words of like import)), without the Participant’s consent: (i) a reduction in the Participant’s base salary as then in effect, or (ii) a material reduction, measured in terms of aggregate value rather than on an individual benefit basis, of employee benefits to which the Participant is entitled (other than an overall reduction in benefits that affects substantially all full-time employees of the Company and its Affiliates); provided that any event described in clause (i) or (ii) above shall constitute Good Reason only if the Company fails to cure such event within 20 days after receipt from the Participant of written notice of the event which constitutes Good Reason; and provided, further, that Good Reason shall cease to exist for an event on the 60th day following the later of its occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of determination that defines “good reason” (or words of like import), “good reason” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “good reason” only applies on occurrence of a Change in Control, such definition of “good reason” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter, and prior to a change in control “good reason” shall be defined as provided in subsection (a) above.

     (t) “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.

     (u) “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

     (v) “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

     (w) “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

     (x) “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

     (y) “Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

     (z) “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

     (aa) “Participant” means a person who, as an employee, officer, director or consultant of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 15.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law.

     (bb) “Performance Award” means Performance Shares, Performance Units or Performance-Based Cash Awards granted pursuant to Article 9.

     (cc) “Performance-Based Cash Award” means a right granted to a Participant under Article 9 to a cash award to be paid upon achievement of such performance goals as the Committee establishes with regard to such Award.

     (dd) “Performance Share” means any right granted to a Participant under Article 9 to a share to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

     (ee) “Performance Unit” means a right granted to a Participant under Article 9 to a unit valued by reference to a designated amount of cash or property other than Shares, to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

     (ff) “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

     (gg) “Plan” means this PFSweb, Inc. 2005 Employee Stock and Incentive Plan, as amended or supplemented from time to time.

     (hh) “Qualified Performance-Based Award” means an Award granted to an officer of the Company that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified

Business Criteria as set forth in Section 14.2, or (ii) an Option or SAR having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

     (ii) “Qualified Business Criteria” means one or more of the Business Criteria listed in Section 14.2 upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

     (jj) “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

     (kk) “Restricted Stock Unit Award” means the right granted to a Participant under Article 10 to receive Shares (or the equivalent value in cash or other property) in the future, which right is subject to certain restrictions and to risk of forfeiture.

     (ll) “Retirement” means a Participant’s voluntary termination of employment or consultancy at or after age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant. With respect to a Participant’s termination of service as a director, Retirement means the failure to stand for reelection or other retirement as a director after a Participant has attained age sixty-five (65) or such earlier retirement date as may be approved by the Committee with regard to such Participant.

     (mm) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

     (nn) “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Section 16.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 16.1.

     (oo) “Stock” means the common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 16.

     (pp) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

     (qq) “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

     (rr) “1933 Act” means the Securities Act of 1933, as amended from time to time.

     (ss) “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE DATE

     3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”). No further grants may be made under this Plan after December 31, 2014.

ARTICLE 4
ADMINISTRATION

     4.1. COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board shall serve as the Committee administering the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

     4.2. ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3. AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to: (a) grant Awards; (b) designate Participants; (c) determine the type or types of Awards to be granted to each Participant; (d) determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate; (e) determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; (f) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered; (g) prescribe the form of each Award Certificate, which need not be identical for each Participant; (h) decide all other matters that must be determined in connection with an Award; (i) establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan; (j) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; (k) amend the Plan or any Award Certificate as provided herein; and (l) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

     Notwithstanding the above, the Board or the Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who are also officers of the Company, the authority, within specified parameters, to (i) designate Eligible Participants to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be granted to any such Participants; provided that such delegation of duties and responsibilities to such special committee may not be made with respect to the grant of Awards to eligible participants (a) who are subject to Section 16(a) of the 1934 Act at the Grant Date, or (b) who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board or the Committee regarding the delegated duties and responsibilities and any Awards so granted.

     4.4. AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and 16.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be (i) 2,500,000, plus (ii) a number of additional Shares equal to the number of Shares remaining available for issuance pursuant to the Company’s 1999 Plan as of the Effective Date, plus (iii) a number of additional Shares underlying awards outstanding as of the Effective Date under the Company’s 1999 Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be the number determined in the preceding sentence.

     5.2. SHARE COUNTING.

     (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares from such Award will again be available for issuance pursuant to Awards granted under the Plan.

     (b) Shares subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan.

     (c) Shares withheld from an Award to satisfy minimum tax withholding requirements will again be available for issuance pursuant to Awards granted under the Plan (but Shares delivered by a Participant to satisfy tax withholding requirements shall not be added back to the number of Shares available for issuance under the Plan).

     (d) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the net number of Shares actually issued shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

     (e) To the extent that the full number of Shares subject to an Award is not issued for any reason, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

     (f) Substitute Awards granted pursuant to Section 15.13 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 16.1), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 250,000. The maximum aggregate grant with respect to Awards of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or other Stock-Based Awards (other than Options or SARs) granted in any one calendar year to any one Participant shall be 250,000. The aggregate dollar value of any Performance-Based Cash Award or other cash-based award that may be paid to any one Participant during any one calendar year under the Plan shall be $2,500,000.

ARTICLE 6
ELIGIBILITY

     6.1. GENERAL. Awards may be granted only to Eligible Participants; except as limited for Incentive Stock Options under Section 7.2 (g).

ARTICLE 7
STOCK OPTIONS

     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

     (a) Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, that the exercise price of an Option (other than an Option issued as a substitute Award pursuant to Section 15.13) shall not be less than the Fair Market Value as of the Grant Date.

     (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

     (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants, subject, however, to compliance with applicable law.

     (d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

     (a) Exercise Price. The exercise price of an Incentive Stock Option shall not be less than the Fair Market Value as of the Grant Date.

     (b) Lapse Of Option. Subject to any earlier termination provision contained in the Award Certificate, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)	The expiration date set forth in the Award Certificate.

(2)	The tenth anniversary of the Grant Date.

(3)	Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 15, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 15.5.

     (c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

     (d) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

     (e) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date of the Plan, or the termination of the Plan, if earlier.

     (f) Right To Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

     (g) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or a Parent or Subsidiary.

ARTICLE 8
STOCK APPRECIATION RIGHTS

     8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

     (a) Right To Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive upon exercise, a payment in cash or Shares equal to the excess, if any, of:

(1)	The Fair Market Value of one Share on the date of exercise; over

(2)	The base value of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one Share on the Grant Date (unless the SAR is granted in tandem with an Option after the Grant Date of the Option, in which case, the base price of the SAR may equal the exercise price of the related Option even if less than the Fair Market Value of one Share on the Grant Date of the SAR).

     (b) Other Terms. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee.

ARTICLE 9
PERFORMANCE AWARDS

     9.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant Performance Shares, Performance Units or Performance-Based Cash Awards to Participants on such terms and conditions as may be selected by the Committee.

     9.2. PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

     9.3. RIGHT TO PAYMENT. The grant of a Performance Share to a Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value, which may be settled in cash or other property, including Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance-Based Cash Award to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the value of the Performance Awards that will be paid to the Participant.

     9.4. OTHER TERMS. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Performance Awards shall be determined by the Committee. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, the number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination by the Committee of the amount of the payment under the Award, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

ARTICLE 10
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

     10.1. GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock or Restricted Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee, subject to Section 5.4.

     10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock or Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock or dividend equivalents on the Restricted Stock Units) covering a period of time specified by the Committee (the “Restriction Period”). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, and the Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares of Stock are paid in settlement of the Restricted Stock Units.

     10.3. FORFEITURE. Except as provided in an Award Certificate or otherwise determined by the Committee at the time of the grant of the Award or thereafter, immediately after termination of Continuous Status as a Participant during the applicable Restriction Period or upon failure to satisfy a performance goal during the applicable Restriction Period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

     10.4. DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 11
DEFERRED STOCK UNITS

     11.1. GRANT OF DEFERRED STOCK UNITS. The Committee is authorized to grant Deferred Stock Units to Participants subject to such terms and conditions as may be selected by the Committee. Deferred Stock Units shall entitle the Participant to receive Shares of Stock (or the equivalent value in cash or other property if so determined by the Committee) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

ARTICLE 12
DIVIDEND AND INTEREST EQUIVALENTS

     12.1. GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal in value to the cash dividends that would have been paid with respect to all or a portion of the number of Shares subject to any Award, if such Shares had been outstanding, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested.

     12.2 GRANT OF INTEREST EQUIVALENTS. The Committee is authorized to grant Interest Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Interest Equivalents shall entitle the Participant to receive payments equal to a stated rate of return on the value of an outstanding Award, as determined by the Committee. The Committee may provide that Interest Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional Shares or units equivalent to Shares, or otherwise reinvested.

ARTICLE 13
STOCK OR OTHER STOCK-BASED AWARDS

     13.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares or other property, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Affiliates (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Other Stock-Based Awards.

ARTICLE 14
QUALIFIED PERFORMANCE-BASED AWARDS

     14.1. OPTIONS AND STOCK APPRECIATION RIGHTS. The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Covered Employee shall qualify for the Section 162(m) Exemption.

     14.2. OTHER AWARDS. When granting an Award other than an Option or a Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code based on one or more of the following Qualified Business Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department, function or combination thereof within the Company or an Affiliate: revenue; sales; profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); net income (before or after taxes, operating income or other income measures); cash (cash flow, cash generation or other cash measures); stock price or performance; total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); return measures (including, but not limited to, return on assets, capital, equity, or sales, and cash flow return on assets, capital, equity, or sales); market share; improvements in capital structure; expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); business expansion or consolidation (acquisitions and divestitures); internal rate of return or increase in net present value; working capital targets relating to inventory and/or accounts receivable; or planning accuracy (as measured by comparing planned results to actual results).

     Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to an established or specially-created performance index of Company competitors or peers. Any member of a specially-created performance index that undergoes a corporate event or transaction of a kind described in Article 16 or that files a petition for bankruptcy during a measurement period shall be disregarded from and after such event. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

     14.3. PERFORMANCE GOALS. Each Qualified Performance-Based Award (other than a market-priced Option or SAR) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award may be as short as three months and may be any longer period. In addition, the Committee may reserve the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

     14.4. INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA. The Committee may provide in any Qualified Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: asset write-downs or impairment charges; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     14.5. CERTIFICATION OF PERFORMANCE GOALS. Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to Section 14.3 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Section 14.3, no Qualified Performance-Based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

ARTICLE 15
PROVISIONS APPLICABLE TO AWARDS

     15.1. STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, any other Award granted under the Plan. Subject to Section 17.2, Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     15.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or a Stock Appreciation Right exceed a period of ten years from its Grant Date (or, if Section 7.2(d) applies, five years from its Grant Date).

     15.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     15.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Any purported transfer in violation of this Section 15.4 shall be null and void.

     15.5. BENEFICIARIES. Notwithstanding Section 15.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company.

     15.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

     15.7. ACCELERATION UPON DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon a Participant’s death, Disability or Retirement during his or her Continuous Status as a Participant, (i) all of such Participant’s outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all of such Participant’s outstanding performance-based equity Awards shall be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be a pro rata payout to the Participant or his or her estate within thirty (30) days following the date of termination based upon the length of time within the performance period that has elapsed prior to the date of termination. In addition, upon a Participant’s death, Disability or Retirement of a Participant, the Committee may determine that any performance-based criteria with respect to any Performance-Based Cash Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c), the excess Options shall be deemed to be Nonstatutory Stock Options.

     15.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate or in an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant, in the event of a Change in Control or if a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within six months after the effective date of a Change in Control, then, in the discretion of the Committee (which may be exercised prior to or following any Change in Control), the Committee may determine (which determination may be selective and non-uniform among Participants) that: (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised may be terminated or may be accelerated to become fully exercisable, (ii) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and/or (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned based upon an assumed achievement of all relevant performance goals at the “target” level and there shall be pro rata payout to such Participant within thirty (30) days following the date of Change in Control or termination of employment based upon the length of time within the performance period that has elapsed prior to the date of Change in Control or termination of employment.

     15.9. DISCRETIONARY ACCELERATION. Regardless of whether an event has occurred as described in Section 15.7 or 15.8 above, and subject to Article 14 as to Qualified Performance-Based Awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant, or the occurrence of a Change in Control, all or a portion of such Participant’s Options, SARs and other Awards in the nature of rights that may be exercised shall terminate or become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may be selective and non-uniform among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 15.9.

     15.10. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to cease to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

     15.11. DEFERRAL. Subject to applicable law, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares or other property that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Awards, and Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

     15.12. FORFEITURE EVENTS. The Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, but are not limited to, termination of employment for cause, violation of material Company or Affiliate policies, breach of non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate.

     15.13. SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 16
CHANGES IN CAPITAL STRUCTURE

     16.1. GENERAL. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, consistent with Code Section 162(m) where applicable, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Article 16 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 17
AMENDMENT, MODIFICATION AND TERMINATION

     17.1. AMENDMENT, MODIFICATION AND TERMINATION.

     (a) The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares available under the Plan, (iii) expand the types of awards under the Plan, (iv) materially expand the class of participants eligible to participate in the Plan, (v) materially extend the term of the Plan, or (vi) otherwise constitute a material change requiring stockholder approval under applicable laws or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

     (b) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise price or base value of such Award).

     17.2. AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

     (a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

     (b) The original term of an Option may not be extended without the prior approval of the stockholders of the Company; and

     (c) Except as otherwise provided in Article 16, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company.

ARTICLE 18
GENERAL PROVISIONS

     18.1. NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

     18.2. NO STOCKHOLDER RIGHTS. No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with the Award.

     18.3. WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan or an Award. If Shares are permitted to be surrendered to the Company to satisfy tax obligations in excess of the minimum tax withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as the Committee may determine. The Company shall have the authority to require a Participant to remit cash to the Company in lieu of the surrender of Shares for tax withholding obligations if the Committee so determines. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes.

     18.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

     18.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. This Plan is not intended to be subject to ERISA.

     18.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless specifically provided otherwise in such other plan.

     18.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

     18.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     18.9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     18.10. FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

     18.11. GOVERNMENT AND OTHER REGULATIONS.

     (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

     (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

     18.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

     18.13. ADDITIONAL PROVISIONS. Each Award Certificate may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

     18.14. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

     18.15. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article 4 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     18.16. FOREIGN PARTICIPANTS. In order to facilitate the granting of Awards to Eligible Participants who are foreign nationals or who are employed outside of the United States of America, the Committee may provide for such special terms and conditions, including without limitation substitutes for Awards, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for the purposes of this Section 18.16 without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the spirit of this Plan, as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

     18.17. NOTICE. Except as otherwise provided in this Plan, all notices or other communications required or permitted to be given under this Plan to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to any Participant, at the last address of the Participant known to the sender at the time the notice or other communication is sent.

     18.18. INUREMENT OF RIGHTS AND OBLIGATIONS. The rights and obligations under this Plan and any related documents shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and the Participants and their beneficiaries.

     18.19. COSTS AND EXPENSES. Except as otherwise provided herein, the costs and expenses of administering this Plan shall be borne by the Company, and shall not be charged to any Award nor to any Participant receiving an Award. Costs and expenses associated with the redemption or exercise of any Award under this Plan, including, but not limited to, commissions charged by any agent of the Company, may be charged to the Participant.

APPENDIX B

PFSWEB, INC.
2005 EMPLOYEE STOCK PURCHASE PLAN

     WHEREAS, PFSweb, Inc., a Delaware corporation (the “Company”) has adopted that certain 2000 Employee Stock Purchase Plan (as amended to date, the “2000 Plan”); and

     WHEREAS, the Company has authorized and adopted certain amendments to the 2000 Plan;

     NOW, THEREFORE,, in order to implement and effectuate said amendments, the 2000 Plan is hereby amended and restated as follows:

ARTICLE I
BACKGROUND

     1.1 Establishment of the Plan. The Company hereby establishes a stock purchase plan to be known as the “PFSweb, Inc. 2005 Employee Stock Purchase Plan” (the “Plan”), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

     1.2 Applicability of the Plan. The provisions of this Plan are applicable only to certain individuals who, on or after the Effective Date (as defined herein), are employees of the Company and its Subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its Subsidiaries, if any, are participating in the Plan.

     1.3 Purpose. The purpose of the Plan is to enhance the proprietary interest among the employees of the Company and its participating Subsidiaries through ownership of Common Stock of the Company.

ARTICLE II
DEFINITIONS

     As used herein, the following terms shall have the respective meanings set forth below.

     2.1 Administrator. Administrator shall mean the person or persons (who may be officers or employees of the Company) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

     2.2 Board. Board shall mean the Board of Directors of the Company.

     2.3 Code. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

     2.4 Committee. Committee shall mean the committee of the Board described in Article III.

     2.5 Common Stock. Common Stock shall mean the common stock of the Company.

     2.6 Company. Company shall mean PFSweb, Inc., a Delaware corporation.

     2.7 Compensation. Compensation shall mean, for any Participant, for any Offering Period, the Participant’s gross base wages for the respective period, including salary and commissions where applicable, but does not include items such as bonuses, overtime pay, non-cash compensation and reimbursement of moving, travel, trade or business expenses.

     2.8 Contribution Account. Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant’s Compensation pursuant to Section 4.2 or Article VII. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.

     2.9 Effective Date. Effective Date shall mean the date following the approval of the Plan by the stockholders of the Company which is the earlier of (i) the date upon which there are no longer any shares available for purchase under the 2000 Plan or (ii) January 1, 2006.

     2.10 Eligible Employee. An Employee eligible to participate in the Plan pursuant to Section 4.1.

     2.11 Employee. Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).

     2.12 Employer. Employer shall mean the Company and any Subsidiary designated from time to time by the Committee as an employer participating in the Plan.

     2.13 Fair Market Value. Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the Nasdaq National Market or Small Cap Market on such date or on the last previous date on which such stock was traded.

     2.14 Offering Date. Offering Date shall mean the first Trading Date of each Offering Period.

     2.15 Offering Period. Offering Period shall mean the period of time during which offers to purchase Common Stock are outstanding under the Plan. The Committee shall determine the length of each Offering Period, which need not be uniform; provided that no Offering Period shall exceed twenty-four (24) months in length. Unless specified otherwise by the Committee, the Offering Periods will be the 3-month periods beginning January 1, April 1, July 1 and October 1 of each year. No voluntary payroll deductions shall be solicited until after the effective date of a registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

     2.16 Option. Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.

     2.17 Participant. Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 4.2.

     2.18 Plan. Plan shall mean the PFSweb, Inc. 2005 Employee Stock Purchase Plan, as amended and in effect from time to time.

     2.19 Purchase Date. Purchase Date shall mean the last Trading Date of each Offering Period.

     2.20 Purchase Price. Purchase Price shall mean the purchase price of Common Stock determined under Section 6.1.

     2.21 Request Form. Request Form shall mean an Employee’s authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee’s payroll deduction in accordance with Section 7.2, and contains such other terms and provisions as may be required by the Administrator.

     2.22 Stock Account. Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon (which may be reinvested in shares of Common Stock), until such shares are distributed in accordance with Article VIII of the Plan.

     2.23 Subsidiary. Subsidiary shall mean any present or future corporation which is a “subsidiary corporation” of the Company as defined in Code Section 424(f).

     2.24 Trading Date. Trading Date shall mean a date on which shares of Common Stock are traded on the Nasdaq National Market or Small Cap Market or any other national securities exchange.

     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

ARTICLE III
ADMINISTRATION

     3.1 Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Company shall serve as the Committee administering the Plan.

     3.2 Action and Interpretations By the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s determinations on the foregoing matters shall be conclusive and binding upon all persons. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any affiliate, the Company’s or an affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     3.3 Authority of Committee. Subject to the express provisions of the Plan, the Committee has the exclusive power, authority and discretion to:

     (a) interpret and construe any and all provisions of the Plan;

     (b) adopt rules and regulations for administering the Plan,;

     (c) make all other determinations necessary or advisable for administering the Plan; and

     (d) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any participating Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to Participants located in such other jurisdictions and to meet the objectives of the Plan.

ARTICLE IV
ELIGIBILITY AND PARTICIPATION

     4.1 Eligibility. Subject to such other requirements as the Committee shall determine, an Eligible Employee is an Employee who is regularly scheduled to work at least 32 hours each week and has been employed for at least 90 days shall be eligible to participate in the Plan as of the later of:

     (a) the first Offering Date that occurs following the Employee’s most recent date of hire by an Employer; or

     (b) the Effective Date.

     On each Offering Date, Options will automatically be granted to all Employees then eligible to participate in the Plan; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in Section 6.2.

     4.2 Participation. An Eligible Employee having been granted an Option under Section 4.1 may submit a Request Form to the Administrator to participate in the Plan for such Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee’s Compensation for the Offering Period, subject to the limits and procedures described in Article VII. A Participant’s Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 8.1.

     4.3 Leave of Absence. For purposes of Section 4.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave, or for such longer period of time that his or her entitlement to return to work is protected by statute or agreement with the Employer, if applicable. For purposes of this Plan, such individual’s employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day or his entitlement to return to work is protected by statute or agreement with the employer. Termination of any individual’s leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual’s employment with the Employer for all purposes of the Plan.

ARTICLE V
STOCK AVAILABLE

     5.1 General. Subject to the adjustments in Sections 5.2 and 5.3, an aggregate of (i) 2,000,000 shares of Common Stock plus (ii) a number of additional Shares equal to the number of Shares remaining available for issuance pursuant to the Company’s 2000 Plan as of the Effective Date, shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Company. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants’ Contribution Accounts shall be distributed to the Participants as soon as practicable.

     5.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to holders of the Company’s Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 5.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

     5.3 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), and shall terminate immediately prior to the consummation of the dissolution or liquidation, unless otherwise provided by the Committee. The Company shall notify each Participant, at least ten (10) days prior to the New Purchase Date, that the next Purchase Date has been changed to the New Purchase Date and that the Participant’s Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date.

     5.4 Merger or Asset Sale. In the event of a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of such other constituent corporation or its parent), or upon a sale of substantially all of the property or stock of the Company to another corporation, then, in the discretion of the Committee, (i) each outstanding Option shall be assumed, or an equivalent option substituted, by the successor corporation or its parent, or (ii) the Offering Period then in progress shall be shortened by setting a New Purchase Date, which shall be before the date of the proposed transaction. If the Committee sets a New Purchase Date, the Company shall notify each Participant, at least ten (10) days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the Participant’s Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 9.2.

ARTICLE VI
OPTION PROVISIONS

     6.1 Purchase Price. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the “Designated Percent” of the Fair Market Value of a share of Common Stock on the Purchase Date. Unless otherwise provided by the Committee, the “Designated Percent” for purposes of the foregoing sentence is 95 percent (95%). The Committee may change the Designated Percent for any Offering Period but in no event shall the Designated Percent be less than 85 percent (85%).

     6.2 Calendar Year $25,000 Limit. Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee’s rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

ARTICLE VII
PURCHASING COMMON STOCK

     7.1 Participant’s Contribution and Stock Accounts.

     (a) Contribution Account. The Administrator shall establish a book account in the name of each Participant for each Offering Period, which shall be the Participant’s Contribution Account. As discussed in Section 7.2 below, a Participant’s payroll deductions shall be credited to the Participant’s Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below. All cash received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate any assets held under the Plan.

     (b) Stock Account and Registration of Shares. At the election of the Administrator, shares of Common Stock acquired upon exercise of an Option may be (i) registered in book entry form on the registration books maintained by the Company’s transfer agent, (ii) certificated in the name of the Company and held by the Company as the nominee for the Participant, or (iii) registered in book-entry form in an account established on behalf of the Participant with a third-party brokerage firm. These shares shall be credited to the Participant’s Stock Account. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Company shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby. The Company may enter into an arrangement with one or more third-party firms to administer the Stock Accounts of Participants.

     7.2 Payroll Deductions; Dividends.

     (a) Payroll Deductions. By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Administrator, an Eligible Employee may authorize a payroll deduction to purchase Common Stock under the Plan for any Offering Period. The payroll deduction shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be subject to such requirements as may be determined by the Administrator and in any event shall be in a whole dollar amount ($10.00 minimum) . Notwithstanding the foregoing, the Committee may impose a maximum dollar limit for payroll deductions in any one Offering Period, subject to Section 6.2.

     (b) Dividends. Cash or stock dividends paid on Common Stock which is credited to a Participant’s Stock Account as of the dividend payment date may, at the election of the Company, be automatically reinvested in shares of Common Stock and credited to the Participant’s Stock Account or paid or distributed to the Participant as soon as practicable.

     7.3 Automatic Exercise. Unless the cash credited to a Participant’s Contribution Account is withdrawn or distributed as provided in Article VIII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. If there is a cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period representing the exercise price for a fractional share of Common Stock, such balance may be retained in the Participant’s Contribution Account for the next Offering Period, unless the Participant requests that it be refunded, without interest. Any other cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 7.2 or the applicable limitations of Section 6.2.

     Except as provided in the preceding paragraph, if the cash credited to a Participant’s Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 7.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period under the applicable limitations of Section 6.2, such excess cash shall be refunded to the Participant, without interest. The excess cash may not be used to purchase shares of Common Stock nor retained in the Participant’s Contribution Account for a future Offering Period.

     Each Participant shall receive a statement on not less than an annual basis indicating the number of shares credited to his or her Stock Account, if any, under the Plan.

     7.4 Listing, Registration, and Qualification of Shares. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Company of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

ARTICLE VIII
DISCONTINUANCE, WITHDRAWALS AND DISTRIBUTIONS

     8.1 Discontinuance. A Participant may discontinue participation in an Offering Period and thereby discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator requesting a refund of amounts accumulated in his or her Contribution Account. This discontinuance shall be effective as soon as practicable, typically on the first pay period commencing at least 15 days after receipt of the Request Form by the Administrator. Any amount held in the Participant’s Contribution Account for an Offering Period after the effective date of the discontinuance of his or her participation will be refunded to the Participant, without interest.

     8.2 Withdrawal of Shares While Employed. A Participant may, while an Employee of the Company or any Subsidiary, withdraw certificates for any whole number of shares of Common Stock credited to his or her Stock Account at any time, upon 30 days’ written notice to the Administrator. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant’s Stock Account first, using a first in-first out methodology. The Administrator may at any time distribute certificates for some or all of the shares of Common Stock credited to a Participant’s Stock Account, whether or not the Participant so requests.

     8.3 Leave of Absence; Transfer to Ineligible Status. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to Section 7.2. The cash balance then credited to the Participant’s Contribution Account shall, at the election of the Participant, be:

     (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant’s written request received by the Administrator at least 30 days before the next Purchase Date; or

     (b) if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.

     If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 4.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

     8.4 Termination of Employment for Reasons Other Than Death. If a Participant terminates employment with the Company and its Subsidiaries for reasons other than death, the cash balance in the Participant’s Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.

     8.5 Death. In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant’s estate, in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.

ARTICLE IX
AMENDMENT AND TERMINATION

     9.1 Amendment. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

     (a) affect any right or obligation with respect to any grant previously made, unless required by law or deemed by the Committee to be necessary or desirable in order to enable the Company to comply with applicable securities laws or regulations, or

     (b) unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy applicable securities laws, the Code, or rules of any stock exchange on which the Company’s Common Stock is listed:

     (1) in any manner materially affect the eligibility requirements set forth in Sections 4.1 and 4.3, or change the definition of Employer as set forth in Section 2.12, or

     (2) increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 5.2 and 5.3).

     9.2 Termination. The Plan will continue into effect through December 31, 2015 unless earlier terminated by the Committee. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in Section 5.1.

     Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants’ Contribution Accounts shall be distributed as soon as practicable, without interest.

ARTICLE X
MISCELLANEOUS

     10.1 Registration and Expenses. Whether registered in book entry form or represented in certificate form as provided in Section 7.1(b), shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant’s name jointly with a member of the Participant’s family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant’s name), (c) in a manner giving effect to the status of such shares as community property, or (d) in street name for the benefit of any of the above with a broker designated by the Participant. No other names may be included in the Common Stock registration. The Company shall pay all issue or transfer taxes with respect to the issuance of shares of such Common Stock or the initial transfer of such shares to a brokerage account designated by the Company, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer. Once the shares have been issued to the Participant or initially transferred to such brokerage account on behalf of the Participant, the Company shall bear no expense for further transfers or sale of the shares.

     10.2 Employment Rights. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

     10.3 Tax Withholding. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant’s Compensation to the extent the Administrator deems such withholding to be legally required.

     10.4 Rights Not Transferable. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

     10.5 No Repurchase of Stock by Company. The Company is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

     10.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.

     10.7 Indemnification. To the extent allowable under applicable law, each member of the Committee and officers and employees of the Company shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PFSweb, Inc.

     The undersigned hereby appoints Thomas J. Madden and Harvey H. Achatz as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of PFSweb, Inc. standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 10, 2005 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Please mark your vote as indicated in this example	☒

The Board of Directors recommends a vote FOR all Items.

Item 1- Election of Directors:	FOR	WITHHELD
	ALL	FOR ALL
	☐	☐

Mark C. Layton Timothy M. Murray Dr. Neil W. Jacobs

WITHHELD FOR: (Write that nominee’s name in the space provided below).

	FOR	AGAINST	ABSTAIN
Item 2 – To approve amendments to the Company’s 1999
Employee Stock Option Plan	☐	☐	☐

Item 3 – To approve amendments to the Company’s 2000
Employee Stock Purchase Plan	☐	☐	☐

Item 4 – Ratification of Appointment of Independent Auditors	☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL.

Signature________________________________Signature__________________________________Date__________________
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.